SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 21, 2004

Winthrop Residential Associates II, A Limited Partnership

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

2-81033	04-2782016

(Commission File Number)

(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4600

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFTR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On October 21, 2004, Winthrop Residential Associates II, A Limited Partnership (the “Partnership”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 21, 2004, by and among, ERI/RES II LLC (“Parent”), ERG/RES II Merger Sub Limited Partnership (“Merger Subsidiary”), the Partnership, One Winthrop  Properties, Inc. (“One Winthrop”), Linnaeus-Hawthorne Associates Limited Partnership (“Linnaeus-Hawthorne”) and ERI/RES II GP LLC.  Pursuant to the terms of the Merger Agreement:

•                  Merger Subsidiary will be merged with and into the Partnership, with the Partnership being the surviving entity and with affiliates of Parent owning in excess of 99% of the Partnership;

•                  All limited partners in the Partnership, other than affiliates of Parent and dissenting limited partners, will receive $320 of cash consideration in exchange for each unit of limited partnership interest in the Partnership;

•                  If the merger is approved by the general partners of the Partnership and the requisite vote a majority in interest of the limited partners of the Partnership, the Partnership will make a distribution of the Partnership’s cash reserves, after satisfying or establishing sufficient reserves to pay all expenses of the Partnership, which distribution is anticipated to be approximately $60 per unit of limited partnership interest in the Partnership;

•                  One Winthrop and Linnaeus-Hawthorne, the general partners of the Partnership, will receive, in the aggregate, a 0.2% special limited partnership interest in the surviving partnership; and

•                  Limited partners in the Partnership will, from and after the effective date of the merger, no longer have an interest in the Partnership.

The merger contemplated by the Merger Agreement is subject to certain conditions including, without limitation, the consent of a majority in interest of the limited partners of the Partnership.  It is anticipated that the consent of the limited partners of the Partnership will be sought pursuant to a Statement Furnished in Connection with the Solicitation of Consents (the “Statement”).  It is anticipated that the Statement will be mailed to each limited partner of the Partnership in early November 2004.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits

10.                                 Agreement and Plan of Merger, dated October 21, 2004, by and among, ERI/RES II LLC, ERG/RES II Merger Sub Limited Partnership, Winthrop Residential Associates II, A Limited Partnership, One Winthrop  Properties, Inc., Linnaeus-Hawthorne Associates Limited Partnership and ERI/RES II GP LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of October, 2004.

WINTHROP RESIDENTIAL ASSOCIATES II, A LIMITED PARTNERSHIP

By:	ONE WINTHROP PROPERTIES, INC.
Managing General Partner

	By:	/s/	Carolyn Tiffany
Carolyn Tiffany
Chief Operating Officer

EXHIBIT INDEX

Exhibit

10.1

Agreement and Plan of Merger, dated October 21, 2004, by and among, ERI/RES II LLC, ERG/RES II Merger Sub Limited Partnership, Winthrop Residential Associates II, A Limited Partnership, One Winthrop Properties, Inc., Linnaeus-Hawthorne Associates Limited Partnership and ERI/RES II GP LLC